CONTACT:	FOR IMMEDIATE RELEASE
Bryan R. McKeag	July 25, 2016
Executive Vice President
Chief Financial Officer
(563) 589-1994
bmckeag@htlf.com

HEARTLAND FINANCIAL USA, INC. REPORTS 2016 SECOND QUARTER RESULTS

Highlights

▪	Record quarterly net income available to common stockholders of $20.9 million, a 40% increase from second quarter of prior year
▪	Diluted earnings per common share of $0.84, a 17% increase from second quarter of prior year
▪	Net interest margin of 3.95%, fully taxable equivalent (non-GAAP)(1) of 4.12%
▪	Return on average common equity of 12.58%
▪	Return on average tangible common equity (non-GAAP)(2) of 16.32%
▪	Completed systems conversion of Centennial Bank in Denver, Colorado

	Quarter Ended June 30,		Six Months Ended June 30,
	2016	2015	2016	2015
Net income (in millions)	$21.0	$15.2	$41.0	$30.9
Net income available to common stockholders (in millions)	20.9	15.0	40.8	30.5
Diluted earnings per common share	0.84	0.72	1.66	1.47

Return on average assets	1.03%	0.91%	1.01%	0.94%
Return on average common equity	12.58	12.26	12.63	12.90
Return on average tangible common equity (non-GAAP)(2)	16.32	14.14	16.38	14.88
Net interest margin	3.95	3.81	3.98	3.78
Net interest margin, fully taxable equivalent (non-GAAP)(1)	4.12	3.97	4.15	3.93

"Heartland continued to set new records with a strong financial performance for the second quarter and first half of 2016. Net income of $20.9 million represents a 40% increase over earnings for the second quarter of 2015 while year-to-date 2016 net income of $40.8 million represents a 34% increase over the previous year."

Lynn B. Fuller, chairman and chief executive officer, Heartland Financial USA, Inc.

(1) Refer to the "Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)" table included in this earnings release.
(2) Refer to the "Reconciliation of Return on Average Common Tangible Equity (non-GAAP)" table included in this earnings release.

Dubuque, Iowa, Monday, July 25, 2016-Heartland Financial USA, Inc. (NASDAQ: HTLF) today reported net income available to common stockholders of $20.9 million, or $0.84 per diluted common share, for the quarter ended June 30, 2016, compared to $15.0 million, or $0.72 per diluted common share, for the second quarter of 2015. Return on average common equity was 12.58% and return on average assets was 1.03% for the second quarter of 2016, compared to 12.26% and 0.91%, respectively, for the same quarter in 2015.

Net income available to common stockholders for the first six months of 2016 was $40.8 million, or $1.66 per diluted common share, compared to $30.5 million, or $1.47 per diluted common share, for the first six months of 2015. Return on average common equity was 12.63% and return on average assets was 1.01% for the first six months of 2016, compared to 12.90% and 0.94%, respectively, for the same period in 2015.

Commenting on Heartland’s second quarter 2016 results, Lynn B. Fuller, Heartland’s chairman and chief executive officer said, “Heartland continued to set new records with a strong financial performance for the second quarter and first half of 2016. Net income of $20.9 million represents a 40% increase over earnings for the second quarter of 2015 while year-to-date 2016 net income of $40.8 million represents a 34% increase over the previous year.”

On February 5, 2016, Heartland completed the acquisition of CIC Bancshares, Inc., parent company of Centennial Bank, headquartered in Denver, Colorado, in a transaction valued at approximately $82.3 million. Of this amount, $15.7 million was paid in cash with the remainder of the consideration provided by the issuance of Heartland common stock, a new series of convertible preferred stock and the assumption of convertible notes and subordinated debt. Simultaneous with closing of the transaction, Centennial Bank merged into Heartland’s Summit Bank & Trust subsidiary, with the resulting institution operating under the name, Centennial Bank and Trust. As of the closing date, Centennial Bank had, at fair value, total assets of $769.7 million, total loans of $581.5 million and total deposits of $648.1 million. The systems conversion for this transaction was completed in June 2016.

Fully Taxable Equivalent Net Interest Margin Remains Above 4.00% and Interest Income Increases

Net interest margin, expressed as a percentage of average earning assets, was 3.95% (4.12% on a fully taxable equivalent basis) during the second quarter of 2016, compared to 4.02% (4.19% on a fully taxable equivalent basis) during the first quarter of 2016 and 3.81% (3.97% on a fully taxable equivalent basis) during the second quarter of 2015.

Fuller said, “We are very pleased to see net interest margin of 4.12% on a fully taxable equivalent basis for the second quarter. Heartland’s enviable margin is the result of diligent price discipline. Net interest income in dollars has increased steadily for each of the last 15 quarters.”

Interest income for the second quarter of 2016 was $81.3 million, an increase of $15.9 million or 24%, compared to the $65.4 million recorded in the second quarter of 2015. The tax-equivalent adjustment for income taxes saved on the interest earned on nontaxable securities and loans was $3.1 million for the second quarter of 2016 and $2.4 million for the second quarter of 2015. With these adjustments, interest income on a tax-equivalent basis was $84.5 million for the second quarter of 2016, an increase of $16.6 million or 25%, compared to $67.8 million for the second quarter of 2015. The increase in interest income in the second quarter of 2016, as compared to the second quarter of 2015, was primarily due to an increase in average earning assets, which totaled $7.45 billion during the second quarter of 2016 compared to $6.07 billion during the second quarter of 2015, a $1.38 billion or 23% increase. A majority of this growth was attributable to the three acquisitions completed during the last half of 2015, in addition to the acquisition of CIC Bancshares, Inc. completed in February 2016.

Interest expense for the second quarter of 2016 was $8.2 million, an increase of $416,000 or 5% from $7.8 million in the second quarter of 2015. Average interest bearing liabilities increased $912.3 million or 20% for the quarter ended June 30, 2016, as compared to the same quarter in 2015, while the average interest rate paid on Heartland's interest bearing deposits and borrowings declined 8 basis points from 0.70% in the second quarter of 2015 to 0.62% in the second quarter of 2016. The average interest rate paid on savings deposits was 0.22% during the second quarter of 2016 compared to 0.23% during the second quarter of 2015, and the average interest rate paid on time deposits was 0.79% during the second quarter of 2016 compared to 0.97% during the second quarter of 2015.

Net interest income increased $15.5 million or 27% to $73.1 million in the second quarter of 2016 from the $57.6 million recorded in the second quarter of 2015. After the tax-equivalent adjustment discussed above, net interest income on a tax-equivalent basis totaled $76.3 million during the second quarter of 2016, an increase of $16.2 million or 27% from the $60.1 million recorded during the second quarter of 2015.

Noninterest Income and Noninterest Expenses Increase

Noninterest income totaled $31.0 million during the second quarter of 2016 compared to $30.7 million during the second quarter of 2015, an increase of $365,000 or 1%. Service charges and fees totaled $8.0 million during the second quarter of 2016 compared to $5.9 million during the second quarter of 2015, an increase of $2.1 million or 36%. This increase was primarily attributable to a larger demand deposit customer base, a portion of which is attributable to the acquisitions completed during the last half of 2015 and first quarter of 2016. Net securities gains totaled $4.6 million during the second quarter of 2016 compared to $3.1 million during the second quarter of 2015, an increase of $1.5 million or 49%. Gains on sale of loans held for sale totaled $11.3 million during the second quarter of 2016 compared to $14.6 million during the second quarter of 2015, a decrease of $3.3 million or 23%.

Fuller commented, “We are seeing solid improvement from key fee-producing business lines as we expand our footprint and offer financial services to clients of our newly-acquired banks. Specifically, in the second quarter of 2016, revenues from commercial card services and debit cards increased more than 10% over the first quarter.”

For the second quarter of 2016, noninterest expenses totaled $71.0 million compared to $63.5 million during the second quarter of 2015, an increase of $7.5 million or 12%. The categories with the most significant increases were the following: salaries and employee benefits, which increased $5.1 million or 14%; occupancy, which increased $1.2 million or 30%; and professional fees, which increased $2.2 million or 43%. These increases were primarily attributable to the recent acquisitions.

Heartland's effective tax rate was 32.37% for the second quarter of 2016 compared to 20.83% for the second quarter of 2015. Included in Heartland's income taxes for the second quarter of 2015 were federal historic rehabilitation tax credits totaling $2.9 million associated with Heartland's ownership interest in a qualifying real estate project. Federal low-income housing tax credits included in the determination of Heartland's income taxes totaled $304,000 during the second quarter of 2016 compared to $145,000 during the second quarter of 2015. Heartland's effective tax rate was also affected by the level of tax-exempt interest income which, as a percentage of pre-tax income, was 18.86% during the second quarter of 2016 compared to 23.35% during the second quarter of 2015.

Loans and Deposits Increase Since Year-End Due to First Quarter Acquisition

Total assets were $8.20 billion at June 30, 2016, an increase of $509.6 million or 7% since year-end 2015. Included in this growth, at fair value, were $769.7 million of assets acquired in the CIC Bancshares, Inc. transaction. Securities represented 23% of total assets at June 30, 2016, compared to 24% at December 31, 2015.

Total loans and leases held to maturity were $5.48 billion at June 30, 2016, compared to $5.00 billion at year-end 2015, an increase of $480.8 million or 10%. This increase includes $581.5 million of total loans and leases held to maturity, at fair value, acquired in the CIC Bancshares, Inc. transaction. Exclusive of this transaction, total loans and leases held to maturity decreased $20.7 million during the second quarter of 2016 and $80.0 million during the first quarter of 2016.

Total deposits were $6.84 billion as of June 30, 2016, compared to $6.41 billion at year-end 2015, an increase of $431.7 million or 7%. This increase included $648.1 million of deposits, at fair value, acquired in the CIC Bancshares, Inc. acquisition. Exclusive of this transaction, total deposits decreased $86.8 million during the second quarter of 2016 and $129.6 million during the first quarter of 2016, with both decreases primarily attributable to reduced time deposits. Demand deposits totaled $2.15 billion at June 30, 2016, an increase of $235.8 million or 12% since year-end 2015, with $164.3 million of the increase attributable to the CIC Bancshares, Inc. transaction. Exclusive of this transaction, demand deposits increased $70.4 million during the second quarter of 2016 and $1.1 million during the first quarter of 2016.

Nonperforming Assets Increase

Nonperforming assets were $68.6 million or 0.84% of total assets at June 30, 2016, compared to $51.7 million or 0.67% of total assets at December 31, 2015. Exclusive of $3.5 million of nonperforming assets, at fair value, acquired in the CIC Bancshares, Inc. transaction, nonperforming assets increased $13.4 million or 26% since year-end 2015. Nonperforming loans were $57.1 million or 1.04% of total loans and leases at June 30, 2016, compared to $39.7 million or 0.79% of total loans and leases at December 31, 2015.

The allowance for loan and lease losses at June 30, 2016, was 0.94% of loans and leases and 90.72% of nonperforming loans compared to 0.97% of loans and leases and 122.77% of nonperforming loans at December 31, 2015. The provision for loan losses was $2.1 million for the second quarter of 2016 compared to $5.7 million for the second quarter of 2015.

Fuller commented, "Overall credit quality remains sound, with nonperforming assets moving up, impacted by one large, well-collateralized legacy credit that moved to nonperforming status during the second quarter, as well as continued recognition of a small number of credits from the recently acquired bank portfolios."

Conference Call Details
Heartland will host a conference call for investors at 5:00 p.m. EDT today. To participate, dial 877-407-0782 at least five minutes before start time. To listen to the live webcast, log on to www.htlf.com at least 15 minutes before start time. A replay will be available until July 24, 2017, by logging on to www.htlf.com.

About Heartland Financial USA, Inc.
Heartland Financial USA, Inc. is a diversified financial services company with assets exceeding $8 billion. The company provides banking, mortgage, private client, investment, insurance and consumer finance services to individuals and businesses. Heartland currently has 108 banking locations serving 85 communities in Iowa, Illinois, Wisconsin, New Mexico, Arizona, Montana, Colorado, Minnesota, Kansas, Missouri, Texas and California. Additional information about Heartland Financial USA, Inc. is available at www.htlf.com.

Safe Harbor Statement
This release, and future oral and written statements of Heartland and its management, may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 about Heartland's financial condition, results of operations, plans, objectives, future performance and business. Although these forward-looking statements are based upon the beliefs, expectations and assumptions of Heartland's management, there are a number of factors, many of which are beyond the ability of management to control or predict, that could cause actual results to differ materially from those in its forward-looking statements. These factors, which are detailed in the risk factors included in Heartland's Annual Report on Form 10-K filed with the Securities and Exchange Commission, include, among others: (i) the strength of the local and national economy; (ii) the economic impact of past and any future terrorist threats and attacks and any acts of war, (iii) changes in state and federal laws, regulations and governmental policies concerning the company's general business; (iv) changes in interest rates and prepayment rates of the company's assets; (v) increased competition in the financial services sector and the inability to attract new customers; (vi) changes in technology and the ability to develop and maintain secure and reliable electronic systems; (vii) the potential impact of acquisitions, (viii) the loss of key executives or employees; (ix) changes in consumer spending; (x) unexpected outcomes of existing or new litigation involving the company; and (xi) changes in accounting policies and practices. All statements in this release, including forward-looking statements, speak only as of the date they are made, and Heartland undertakes no obligation to update any statement in light of new information or future events.

-FINANCIAL TABLES FOLLOW-
###

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Interest Income
Interest and fees on loans and leases	$69,809	$55,824	$138,234	$108,873
Interest on securities:
Taxable	7,952	6,739	16,687	13,871
Nontaxable	3,566	2,874	7,076	5,790
Interest on federal funds sold	1	1	11	2
Interest on deposits in other financial institutions	3	3	7	7
Total Interest Income	81,331	65,441	162,015	128,543
Interest Expense
Interest on deposits	4,021	3,819	8,194	7,991
Interest on short-term borrowings	519	212	848	410
Interest on other borrowings	3,673	3,766	7,148	8,568
Total Interest Expense	8,213	7,797	16,190	16,969
Net Interest Income	73,118	57,644	145,825	111,574
Provision for loan and lease losses	2,118	5,674	4,185	7,345
Net Interest Income After Provision for Loan and Lease Losses	71,000	51,970	141,640	104,229
Noninterest Income
Service charges and fees	8,022	5,900	15,184	11,304
Loan servicing income	1,292	1,163	2,560	2,204
Trust fees	3,625	3,913	7,438	7,544
Brokerage and insurance commissions	886	916	1,908	2,003
Securities gains, net	4,622	3,110	8,148	7,463
Gains on sale of loans held for sale	11,270	14,599	22,335	28,341
Valuation adjustment on commercial servicing rights	(46)	—	(46)	—
Income on bank owned life insurance	591	459	1,113	983
Other noninterest income	764	601	1,964	1,482
Total Noninterest Income	31,026	30,661	60,604	61,324
Noninterest Expense
Salaries and employee benefits	41,985	36,851	83,699	73,489
Occupancy	5,220	4,028	10,223	8,287
Furniture and equipment	2,442	2,176	4,555	4,282
Professional fees	7,486	5,249	14,496	11,293
FDIC insurance assessments	1,120	899	2,288	1,855
Advertising	1,551	1,333	2,835	2,514
Intangible assets amortization	1,297	715	3,192	1,346
Other real estate and loan collection expenses	659	753	1,231	1,218
(Gain)/loss on sales/valuations of assets, net	(43)	1,509	270	1,862
Other noninterest expenses	9,303	9,969	18,540	16,950
Total Noninterest Expense	71,020	63,482	141,329	123,096
Income Before Income Taxes	31,006	19,149	60,915	42,457
Income taxes	10,036	3,989	19,936	11,588
Net Income	20,970	15,160	40,979	30,869
Preferred dividends	(52)	(204)	(220)	(408)
Interest expense on convertible preferred debt	31	—	31	—
Net Income Available to Common Stockholders	$20,949	$14,956	$40,790	$30,461
Earnings per common share-diluted	$0.84	$0.72	$1.66	$1.47
Weighted average shares outstanding-diluted	24,974,995	20,877,236	24,541,356	20,681,800

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Interest Income
Interest and fees on loans and leases	$69,809	$68,425	$59,905	$58,328	$55,824
Interest on securities:
Taxable	7,952	8,735	6,917	5,858	6,739
Nontaxable	3,566	3,510	3,311	3,077	2,874
Interest on federal funds sold	1	10	21	1	1
Interest on deposits in other financial institutions	3	4	3	4	3
Total Interest Income	81,331	80,684	70,157	67,268	65,441
Interest Expense
Interest on deposits	4,021	4,173	3,772	3,767	3,819
Interest on short-term borrowings	519	329	200	228	212
Interest on other borrowings	3,673	3,475	3,485	3,549	3,766
Total Interest Expense	8,213	7,977	7,457	7,544	7,797
Net Interest Income	73,118	72,707	62,700	59,724	57,644
Provision for loan and lease losses	2,118	2,067	2,171	3,181	5,674
Net Interest Income After Provision for Loan and Lease Losses	71,000	70,640	60,529	56,543	51,970
Noninterest Income
Service charges and fees	8,022	7,162	6,654	6,350	5,900
Loan servicing income	1,292	1,268	1,704	1,368	1,163
Trust fees	3,625	3,813	3,230	3,507	3,913
Brokerage and insurance commissions	886	1,022	917	869	916
Securities gains, net	4,622	3,526	3,913	1,767	3,110
Impairment loss on securities	—	—	(769)	—	—
Gains on sale of loans held for sale	11,270	11,065	7,085	9,823	14,599
Valuation adjustment on commercial servicing rights	(46)	—	—	—	—
Income on bank owned life insurance	591	522	644	372	459
Other noninterest income	764	1,200	1,003	924	601
Total Noninterest Income	31,026	29,578	24,381	24,980	30,661
Noninterest Expense
Salaries and employee benefits	41,985	41,714	33,583	37,033	36,851
Occupancy	5,220	5,003	4,334	4,307	4,028
Furniture and equipment	2,442	2,113	2,344	2,121	2,176
Professional fees	7,486	7,010	6,503	5,251	5,249
FDIC insurance assessments	1,120	1,168	886	1,018	899
Advertising	1,551	1,284	1,624	1,327	1,333
Intangible assets amortization	1,297	1,895	898	734	715
Other real estate and loan collection expenses	659	572	723	496	753
(Gain)/loss on sales/valuations of assets, net	(43)	313	4,238	721	1,509
Other noninterest expenses	9,303	9,237	10,821	8,988	9,969
Total Noninterest Expense	71,020	70,309	65,954	61,996	63,482
Income Before Income Taxes	31,006	29,909	18,956	19,527	19,149
Income taxes	10,036	9,900	4,365	4,945	3,989
Net Income	20,970	20,009	14,591	14,582	15,160
Preferred dividends	(52)	(168)	(204)	(205)	(204)
Interest expense on convertible preferred debt	31	—	—	—	—
Net Income Available to Common Stockholders	$20,949	$19,841	$14,387	$14,377	$14,956
Earnings per common share-diluted	$0.84	$0.82	$0.67	$0.69	$0.72
Weighted average shares outstanding-diluted	24,974,995	24,117,384	21,491,699	20,893,312	20,877,236

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As Of
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Assets
Cash and due from banks	$222,718	$124,060	$237,841	$76,954	$111,909
Federal funds sold and other short-term investments	7,232	9,168	20,958	14,151	7,813
Cash and cash equivalents	229,950	133,228	258,799	91,105	119,722
Time deposits in other financial institutions	2,105	2,355	2,355	2,355	2,355
Securities:
Available for sale, at fair value	1,566,592	1,690,516	1,578,434	1,261,687	1,315,699
Held to maturity, at cost	270,423	271,300	279,117	282,200	283,258
Other investments, at cost	22,680	22,325	21,443	19,292	20,455
Loans held for sale	82,538	76,565	74,783	102,569	105,898
Loans and leases:
Held to maturity	5,482,258	5,503,005	5,001,486	4,642,523	4,449,823
Allowance for loan and lease losses	(51,756)	(49,738)	(48,685)	(47,105)	(45,614)
Loans and leases, net	5,430,502	5,453,267	4,952,801	4,595,418	4,404,209
Premises, furniture and equipment, net	168,701	164,788	150,148	147,486	143,423
Other real estate, net	11,003	11,338	11,524	17,041	16,983
Goodwill	127,699	127,699	97,852	56,828	54,162
Core deposit intangibles, net	25,213	26,510	22,019	14,937	13,642
Servicing rights, net	35,654	34,910	34,926	33,758	31,584
Cash surrender value on life insurance	111,425	110,834	110,297	99,564	96,693
Other assets	119,916	128,144	100,256	81,644	108,924
Total Assets	$8,204,401	$8,253,779	$7,694,754	$6,805,884	$6,717,007
Liabilities and Equity
Liabilities
Deposits:
Demand	$2,149,911	$2,079,521	$1,914,141	$1,632,005	$1,536,355
Savings	3,691,791	3,702,431	3,367,479	2,936,611	2,816,666
Time	995,870	1,142,368	1,124,203	938,621	964,248
Total deposits	6,837,572	6,924,320	6,405,823	5,507,237	5,317,269
Short-term borrowings	303,707	325,741	293,898	335,845	477,918
Other borrowings	296,895	265,760	263,214	302,086	296,594
Accrued expenses and other liabilities	78,264	68,415	68,646	69,707	46,020
Total Liabilities	7,516,438	7,584,236	7,031,581	6,214,875	6,137,801
Stockholders' Equity
Preferred equity	3,777	3,777	81,698	81,698	81,698
Common stock	24,544	24,520	22,436	20,640	20,616
Capital surplus	274,682	273,310	216,436	149,613	148,789
Retained earnings	384,479	366,014	348,630	337,421	325,106
Accumulated other comprehensive income (loss)	513	1,924	(6,027)	1,731	3,059
Treasury stock at cost	(32)	(2)	—	(94)	(62)
Total Equity	687,963	669,543	663,173	591,009	579,206
Total Liabilities and Equity	$8,204,401	$8,253,779	$7,694,754	$6,805,884	$6,717,007

HEARTLAND FINANCIAL USA, INC
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended June 30,		For the Six Months Ended June 30,
	2016	2015	2016	2015
Average Balances
Assets	$8,211,326	$6,625,797	$8,118,198	$6,540,509
Loans and leases, net of unearned	5,582,878	4,447,124	5,470,490	4,357,855
Deposits	6,806,259	5,302,235	6,742,635	5,232,398
Earning assets	7,446,849	6,069,844	7,361,775	5,964,112
Interest bearing liabilities	5,363,477	4,451,200	5,318,320	4,424,840
Common stockholders' equity	669,930	489,394	649,612	476,295
Total stockholders' equity	673,707	571,092	684,739	557,933
Tangible common stockholders' equity(1)	516,347	424,245	500,726	412,834

Key Performance Ratios
Annualized return on average assets	1.03%	0.91%	1.01%	0.94%
Annualized return on average common equity	12.58%	12.26%	12.63%	12.90%
Annualized return on average common tangible equity(2)	16.32%	14.14%	16.38%	14.88%
Annualized ratio of net charge-offs to average loans and leases	0.01%	0.17%	0.04%	0.15%
Annualized net interest margin, fully tax equivalent(3)	4.12%	3.97%	4.15%	3.93%
Efficiency ratio, fully taxable equivalent(4)	67.95%	67.43%	67.43%	69.14%

Reconciliation of Return on Average Common Tangible Equity (non-GAAP)(5)
Net income available to common shareholders (GAAP)	$20,949	$14,956	$40,790	$30,461

Average common stockholders' equity (GAAP)	$669,930	$489,394	$649,612	$476,295
Less average goodwill	127,700	51,107	123,727	50,817
Less average other intangibles, net	25,883	14,042	25,159	12,644
Average common tangible equity (non-GAAP)	$516,347	$424,245	$500,726	$412,834

Annualized return on average common equity (GAAP)	12.58%	12.26%	12.63%	12.90%
Annualized return on average common tangible equity (non-GAAP)	16.32%	14.14%	16.38%	14.88%

Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)(6)
Net Interest Income (GAAP)	$73,118	$57,644	$145,825	$111,574
Plus taxable equivalent adjustment(7)	3,146	2,408	6,187	4,801
Net interest income - taxable equivalent (non-GAAP)	$76,264	$60,052	$152,012	$116,375

Average earning assets	$7,446,849	$6,069,844	$7,361,775	$5,964,112

Annualized net interest margin (GAAP)	3.95%	3.81%	3.98%	3.78%
Annualized net interest margin, fully taxable equivalent (non-GAAP)	4.12%	3.97%	4.15%	3.93%

(1) Calculated as common stockholders' equity less goodwill and core deposit intangibles, net.
(2) Refer to the "Reconciliation of Return on Average Common Tangible Equity (non-GAAP)" table above.
(3) Refer to the "Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)" table above.
(4) Refer to the "Reconciliation of Non-GAAP Measure-Efficiency Ratio" table that follows for details of this non-GAAP measure.
(5) Return on average common tangible equity is net income available to common stockholders divided by average common stockholders' equity less goodwill and core deposit intangibles, net. This financial measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(6) Annualized net interest margin, fully taxable equivalent is a non-GAAP measure, which adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(7) Computed on a tax equivalent basis using an effective tax rate of 35%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	For the Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Average Balances
Assets	$8,211,326	$8,025,070	$7,241,104	$6,726,196	$6,625,797
Loans and leases, net of unearned	5,582,878	5,358,102	4,827,844	4,654,179	4,447,124
Deposits	6,806,259	6,679,010	5,938,905	5,423,418	5,302,235
Earning assets	7,446,849	7,276,703	6,512,565	6,161,495	6,069,844
Interest bearing liabilities	5,363,477	5,273,164	4,781,797	4,491,089	4,451,200
Common stockholders' equity	669,930	629,294	533,845	500,399	489,394
Total stockholders' equity	673,707	695,771	615,543	582,097	571,092
Tangible common stockholders' equity(1)	516,347	485,108	446,370	431,304	424,245

Key Performance Ratios
Annualized return on average assets	1.03%	0.99%	0.79%	0.85%	0.91%
Annualized return on average common equity	12.58%	12.68%	10.69%	11.40%	12.26%
Annualized return on average common tangible equity(2)	16.32%	16.45%	12.79%	13.22%	14.14%
Annualized ratio of net charge-offs to average loans and leases	0.01%	0.08%	0.05%	0.14%	0.17%
Annualized net interest margin, fully tax equivalent(3)	4.12%	4.19%	3.99%	4.01%	3.97%
Efficiency ratio, fully taxable equivalent(4)	67.95%	66.90%	68.53%	69.85%	67.43%

Reconciliation of Return on Average Common Tangible Equity (non-GAAP)(5)
Net income available to common shareholders (GAAP)	$20,949	$19,841	$14,387	$14,377	$14,956

Average common stockholders' equity (GAAP)	$669,930	$629,294	$533,845	$500,399	$489,394
Less average goodwill	127,700	119,750	70,222	55,073	51,107
Less average other intangibles, net	25,833	24,436	17,253	14,022	14,042
Average common tangible equity (non-GAAP)	$516,397	$485,108	$446,370	$431,304	$424,245
Annualized return on average common equity (GAAP)	12.58%	12.68%	10.69%	11.40%	12.26%
Annualized return on average common tangible equity (non-GAAP)	16.32%	16.45%	12.79%	13.22%	14.14%

Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)(6)
Net Interest Income (GAAP)	$73,118	$72,707	$62,700	$59,724	$57,644
Plus taxable equivalent adjustment(7)	3,146	3,041	2,827	2,588	2,408
Net interest income, fully taxable equivalent (non-GAAP)	$76,264	$75,748	$65,527	$62,312	$60,052

Average earning assets	$7,446,849	$7,276,703	$6,512,565	$6,161,495	$6,069,844

Annualized net interest margin (GAAP)	3.95%	4.02%	3.82%	3.85%	3.81%
Annualized net interest margin, fully taxable equivalent (non-GAAP)	4.12%	4.19%	3.99%	4.01%	3.97%

(1) Calculated as common stockholders' equity less goodwill and core deposit intangibles, net.
(2) Refer to the "Reconciliation of Return on Average Common Tangible Equity (non-GAAP)" table above.
(3) Refer to the "Reconciliation of Annualized Net Interest Margin, Fully Taxable Equivalent (non-GAAP)" table above.
(4) Refer to the "Reconciliation of Non-GAAP Measure-Efficiency Ratio" table that follows for details of this non-GAAP measure.
(5) Return on average common tangible equity is net income available to common stockholders divided by average common stockholders' equity less goodwill and core deposit intangibles, net. This financial measure is included as it is considered to be a critical metric to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(6) Annualized net interest margin, fully taxable equivalent is a non-GAAP measure, which adjusts net interest income for the tax-favored status of certain loans and securities. Management believes this measure enhances the comparability of net interest income arising from taxable and tax-exempt sources. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(7) Computed on a tax equivalent basis using an effective tax rate of 35%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
		For the Quarter Ended June 30,		For the Six Months Ended June 30,
Reconciliation of Non-GAAP Measure-Efficiency Ratio(1)		2016	2015	2016	2015
Net interest income		$73,118	$57,644	$145,825	$111,574
Taxable equivalent adjustment(2)		3,146	2,408	6,187	4,801
Fully taxable equivalent net interest income		76,264	60,052	152,012	116,375
Noninterest income		31,026	30,661	60,604	61,324
Securities gains, net		(4,622)	(3,110)	(8,148)	(7,463)
Adjusted income		$102,668	$87,603	$204,468	$170,236

Total noninterest expenses		$71,020	$63,482	$141,329	$123,096
Less:
Intangible assets amortization		1,297	715	3,192	1,346
Partnership investment in historic rehabilitation tax credits		—	2,190	—	2,190
(Gain)/loss on sales/valuations of assets, net		(43)	1,509	270	1,862
Adjusted noninterest expenses		$69,766	$59,068	$137,867	$117,698

Efficiency ratio, fully taxable equivalent		67.95%	67.43%	67.43%	69.14%

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
Reconciliation of Non-GAAP Measure-Efficiency Ratio(1)	For the Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Net interest income	$73,118	$72,707	$62,700	$59,724	$57,644
Taxable equivalent adjustment(2)	3,146	3,041	2,827	2,588	2,408
Fully taxable equivalent net interest income	76,264	75,748	65,527	62,312	60,052
Noninterest income	31,026	29,578	24,381	24,980	30,661
Securities gains, net	(4,622)	(3,526)	(3,913)	(1,767)	(3,110)
Impairment loss on securities	—	—	769	—	—
Adjusted income	$102,668	$101,800	$86,764	$85,525	$87,603

Total noninterest expenses	$71,020	$70,309	$65,954	$61,996	$63,482
Less:
Intangible assets amortization	1,297	1,895	898	734	715
Partnership investment in historic rehabilitation tax credits	—	—	1,362	805	2,190
(Gain)/loss on sales/valuation of assets, net	(43)	313	4,238	721	1,509
Adjusted noninterest expenses	$69,766	$68,101	$59,456	$59,736	$59,068

Efficiency ratio, fully taxable equivalent	67.95%	66.90%	68.53%	69.85%	67.43%

(1) Efficiency ratio, fully taxable equivalent, expresses noninterest expenses as a percentage of fully taxable equivalent net interest income and noninterest income. This efficiency ratio is presented on a tax equivalent basis, which adjusts net interest income and noninterest expenses for the tax favored status of certain loans, securities and historic rehabilitation tax credits. Management believes the presentation of this non-GAAP measure provides supplemental useful information for proper understanding of the financial results as it enhances the comparability of income and expenses arising from taxable and nontaxable sources and excludes specific items, as noted in the table. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(2) Computed on a tax equivalent basis using an effective tax rate of 35%.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE AND FULL TIME EQUIVALENT EMPLOYEE DATA
	As of and for the Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/15	6/30/2015
Common Share Data
Book value per common share	$27.88	$27.15	$25.92	$24.68	$24.13
Tangible book value per common share (non-GAAP)(1)	$21.65	$20.86	$20.57	$21.20	$20.84
ASC 320 effect on book value per common share	$0.21	$0.23	$(0.18)	$0.22	$0.21
Common shares outstanding, net of treasury stock	24,543,376	24,519,928	22,435,693	20,637,321	20,614,325
Tangible capital ratio (non-GAAP)(2)	6.60%	6.32%	6.09%	6.50%	6.46%

Reconciliation of Tangible Book Value Per Common Share (non-GAAP)(3)
Common stockholders' equity (GAAP)	$684,186	$665,766	$581,475	$509,311	$497,508
Less goodwill	127,699	127,699	97,852	56,828	54,162
Less other intangible assets, net	25,213	26,510	22,019	14,937	13,642
Tangible common stockholders' equity (non-GAAP)	$531,274	$511,557	$461,604	$437,546	$429,704

Common shares outstanding, net of treasury stock	24,543,376	24,519,928	22,435,693	20,637,321	20,614,325
Common stockholders' equity (book value) per share (GAAP)	$27.88	$27.15	$25.92	$24.68	$24.13
Tangible book value per common share (non-GAAP)	$21.65	$20.86	$20.57	$21.20	$20.84

Reconciliation of Tangible Capital Ratio (non-GAAP)(4)
Total assets (GAAP)	$8,204,401	$8,253,779	$7,694,754	$6,805,884	$6,717,007
Less goodwill	127,699	127,699	97,852	56,828	54,162
Less other intangible assets, net	25,213	26,510	22,019	14,937	13,642
Total tangible assets (non-GAAP)	$8,051,489	$8,099,570	$7,574,883	$6,734,119	$6,649,203
Tangible capital ratio (non-GAAP)	6.60%	6.32%	6.09%	6.50%	6.46%

Loan and Lease Data
Loans held to maturity:
Commercial and commercial real estate	$3,930,879	$3,951,839	$3,605,574	$3,303,098	$3,199,717
Residential mortgage	644,267	666,184	539,555	491,667	443,026
Agricultural and agricultural real estate	480,883	471,271	471,870	469,381	444,110
Consumer	428,730	417,114	386,867	379,903	364,441
Unearned discount and deferred loan fees	(2,501)	(3,403)	(2,380)	(1,526)	(1,471)
Total loans and leases held to maturity	$5,482,258	$5,503,005	$5,001,486	$4,642,523	$4,449,823

Other Selected Trend Information
Effective tax rate	32.37%	33.10%	23.03%	25.32%	20.83%
Full time equivalent employees	1,888	1,907	1,799	1,736	1,788
Total Residential Mortgage Loan Applications	$440,907	$406,999	$307,163	$443,294	$615,463
Residential Mortgage Loans Originated	$324,633	$238,266	$258,939	$370,956	$421,798
Residential Mortgage Loans Sold	$302,448	$220,381	$260,189	$360,172	$402,151
Residential Mortgage Loan Servicing Portfolio	$4,203,429	$4,112,519	$4,057,861	$3,963,677	$3,785,794

(1) Refer to the "Reconciliation of Tangible Book Value Per Common Share (non-GAAP)" table above.
(2) Refer to the " Reconciliation of Tangible Capital Ratio (non-GAAP)" table above.
(3) Tangible book value per common share is total common stockholders' equity less goodwill and intangible assets, net divided by common shares outstanding, net of treasury. This is a non-GAAP financial measure but has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

(4) The tangible capital ratio is total common stockholders' equity less goodwill and intangible assets, net divided by total assets less goodwill and intangible assets, net. This is a non-GAAP financial measure but has been included as it is considered to be a critical metric with which to analyze and evaluate financial condition and capital strength. This measure should not be considered a substitute for operating results determined in accordance with GAAP.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS, EXCEPT PER SHARE DATA
	As of and for the Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Allowance for Loan and Lease Losses
Balance, beginning of period	$49,738	$48,685	$47,105	$45,614	$41,854
Provision for loan and lease losses	2,118	2,067	2,171	3,181	5,674
Charge-offs	(2,951)	(1,605)	(1,837)	(2,439)	(2,734)
Recoveries	2,851	591	1,246	749	820
Balance, end of period	$51,756	$49,738	$48,685	$47,105	$45,614

Asset Quality
Nonaccrual loans	$57,053	$47,750	$39,655	$32,577	$26,710
Loans and leases past due ninety days or more as to interest or principal payments	—	639	—	1,181	—
Other real estate owned	11,003	11,338	11,524	17,041	16,983
Other repossessed assets	564	426	485	626	544
Total nonperforming assets	$68,620	$60,153	$51,664	$51,425	$44,237

Performing troubled debt restructured loans	$9,923	$10,711	$10,968	$10,154	$10,903

Nonperforming Assets Activity
Balance, beginning of period	$60,153	$51,664	$51,425	$44,237	$46,533
Net loan charge offs	(100)	(1,014)	(591)	(1,690)	(1,914)
New nonperforming loans	19,994	12,171	9,686	7,996	4,676
Acquired nonperforming assets	—	3,516	4,956	5,328	—
Reduction of nonperforming loans (1)	(10,313)	(3,563)	(6,768)	(2,758)	(1,409)
OREO/Repossessed assets sales proceeds	(918)	(2,411)	(2,980)	(1,074)	(3,202)
OREO/Repossessed assets writedowns, net	(337)	(182)	(3,909)	(756)	(565)
Net activity at Citizens Finance Co.	141	(28)	(155)	142	118
Balance, end of period	$68,620	$60,153	$51,664	$51,425	$44,237

Asset Quality Ratios
Ratio of nonperforming loans and leases to total loans and leases	1.04%	0.88%	0.79%	0.73%	0.60%
Ratio of nonperforming assets to total assets	0.84%	0.73%	0.67%	0.76%	0.66%
Annualized ratio of net loan charge-offs to average loans and leases	0.01%	0.08%	0.05%	0.14%	0.17%
Allowance for loan and lease losses as a percent of loans and leases	0.94%	0.90%	0.97%	1.01%	1.03%
Allowance for loan and lease losses as a percent of nonperforming loans and leases	90.72%	102.79%	122.77%	139.54%	170.78%
Loans delinquent 30-89 days as a percent of total loans	0.73%	0.45%	0.31%	0.40%	0.31%

(1) Includes principal reductions, transfers to performing status and transfers to OREO

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS
	For the Quarter Ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Earning Assets
Securities:
Taxable	$1,468,896	$7,952	2.18%	$1,324,870	$6,739	2.04%
Nontaxable(1)	430,086	5,486	5.13	325,023	4,422	5.46
Total securities	1,898,982	13,438	2.85	1,649,893	11,161	2.71
Interest bearing deposits	10,727	3	0.11	10,889	3	0.11
Federal funds sold	5,114	1	0.08	5,109	1	0.08
Loans and leases: (2)
Commercial and commercial real estate(1)	3,866,861	46,889	4.88	3,122,239	37,666	4.84
Residential mortgage	803,952	8,286	4.15	538,170	5,415	4.04
Agricultural and agricultural real estate(1)	481,625	5,504	4.60	428,284	5,280	4.94
Consumer	430,440	8,273	7.73	358,431	7,204	8.06
Fees on loans	—	2,083	—	—	1,119	—
Less: allowance for loan and lease losses	(50,852)	—	—	(43,171)	—	—
Net loans and leases	5,532,026	71,035	5.16	4,403,953	56,684	5.16
Total earning assets	7,446,849	84,477	4.56%	6,069,844	67,849	4.48%
Nonearning Assets	764,477			555,953
Total Assets	$8,211,326			$6,625,797
Interest Bearing Liabilities
Savings	$3,699,971	$2,028	0.22%	$2,852,272	$1,642	0.23%
Time, $100,000 and over	421,151	733	0.70	348,661	794	0.91
Other time deposits	586,810	1,260	0.86	552,115	1,383	1.00
Short-term borrowings	373,768	519	0.56	373,021	212	0.23
Other borrowings	281,777	3,673	5.24	325,131	3,766	4.65
Total interest bearing liabilities	5,363,477	8,213	0.62%	4,451,200	7,797	0.70%
Noninterest Bearing Liabilities
Noninterest bearing deposits	2,098,327			1,549,187
Accrued interest and other liabilities	75,815			54,318
Total noninterest bearing liabilities	2,174,142			1,603,505
Stockholders' Equity	673,707			571,092
Total Liabilities and Stockholders' Equity	$8,211,326			$6,625,797
Net interest income, fully taxable equivalent (non-GAAP)(1)		$76,264			$60,052
Net interest spread(1)			3.94%			3.78%
Net interest income, fully taxable equivalent (non-GAAP) to total earning assets(1)			4.12%			3.97%
Interest bearing liabilities to earning assets	72.02%			73.33%

Reconciliation to Reported Net Interest Income
Net interest income, fully taxable equivalent (non-GAAP)		$76,264			$60,052
Adjustments for taxable equivalent interest(1)		(3,146)			(2,408)
Net interest income (GAAP)		$73,118			$57,644

(1) Computed on a tax equivalent basis using an effective tax rate of 35%
(2) Nonaccrual loans are included in the average loans outstanding.

HEARTLAND FINANCIAL USA, INC.
CONSOLIDATED FINANCIAL HIGHLIGHTS (Unaudited)
DOLLARS IN THOUSANDS
	For the Six Months Ended
	June 30, 2016			June 30, 2015
	Average Balance	Interest	Rate	Average Balance	Interest	Rate
Earning Assets
Securities:
Taxable	$1,488,664	$16,687	2.25%	$1,304,304	$13,871	2.14%
Nontaxable(1)	423,655	10,886	5.17	328,163	8,908	5.47
Total securities	1,912,319	27,573	2.90	1,632,467	22,779	2.81
Interest bearing deposits	11,180	7	0.13	10,046	7	0.14
Federal funds sold	18,120	11	0.12	6,356	2	0.06
Loans and leases: (2)
Commercial and commercial real estate(1)	3,805,401	93,643	4.95	3,072,995	73,541	4.83
Residential mortgage	769,043	15,885	4.15	508,723	10,298	4.08
Agricultural and agricultural real estate(1)	474,801	11,233	4.76	423,295	10,310	4.91
Consumer	421,245	16,196	7.73	352,842	14,092	8.05
Fees on loans		3,654	—		2,315	—
Less: allowance for loan and lease losses	(50,334)	—	—	(42,612)	—	—
Net loans and leases	5,420,156	140,611	5.22	4,315,243	110,556	5.17
Total earning assets	7,361,775	168,202	4.59%	5,964,112	133,344	4.51%
Nonearning Assets	756,423			576,397
Total Assets	$8,118,198			$6,540,509
Interest Bearing Liabilities
Savings	$3,628,089	$3,922	0.22%	$2,841,675	$3,437	0.24%
Time, $100,000 and over	459,885	1,604	0.70	346,523	1,632	0.95
Other time deposits	614,556	2,668	0.87	544,187	2,922	1.08
Short-term borrowings	342,464	848	0.50	334,105	410	0.25
Other borrowings	273,326	7,148	5.26	358,350	8,568	4.82
Total interest bearing liabilities	5,318,320	16,190	0.61%	4,424,840	16,969	0.77%
Noninterest Bearing Liabilities
Noninterest bearing deposits	2,040,105			1,500,013
Accrued interest and other liabilities	75,034			57,663
Total noninterest bearing liabilities	2,115,139			1,557,676
Stockholders' Equity	684,739			557,993
Total Liabilities and Stockholders' Equity	$8,118,198			$6,540,509
Net interest income, fully taxable equivalent (non-GAAP)(1)		$152,012			$116,375
Net interest spread(1)			3.98%			3.74%
Net interest income, fully taxable equivalent (non-GAAP) to total earning assets(1)			4.15%			3.93%
Interest bearing liabilities to earning assets	72.24%			74.19%

Reconciliation to Reported Net Interest Income
Net interest income, fully taxable equivalent (non-GAAP)		$152,012			$116,375
Adjustments for taxable equivalent interest(1)		(6,187)			(4,801)
Net interest income (GAAP)		$145,825			$111,574

(1) Computed on a tax equivalent basis using an effective tax rate of 35%.
(2) Nonaccrual loans are included in the average loans outstanding.

HEARTLAND FINANCIAL USA, INC.
SELECTED FINANCIAL DATA - SUBSIDIARY BANKS (Unaudited)
DOLLARS IN THOUSANDS
	As of and For the Quarter Ended
	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015
Total Assets
Dubuque Bank and Trust Company	$1,473,461	$1,498,771	$1,617,322	$1,431,767	$1,541,610
New Mexico Bank & Trust	1,321,113	1,304,886	1,336,004	1,282,784	1,141,575
Wisconsin Bank & Trust	1,080,224	1,094,872	1,139,337	1,098,405	1,150,867
Centennial Bank and Trust(1)	909,697	927,040	161,806	155,114	152,672
Morrill & Janes Bank and Trust Company	843,069	872,274	902,918	845,067	860,781
Illinois Bank & Trust	742,697	718,074	757,478	769,170	784,162
Premier Valley Bank	629,423	751,137	765,451	—	—
Arizona Bank & Trust	577,002	558,369	591,066	599,119	510,838
Rocky Mountain Bank	473,583	479,010	491,522	501,093	508,262
Minnesota Bank & Trust	230,004	220,955	214,303	188,633	195,201
Total Portfolio Loans
Dubuque Bank and Trust Company	$928,869	$941,683	$956,517	$953,273	$945,574
New Mexico Bank & Trust	870,109	815,739	794,744	777,433	658,543
Wisconsin Bank & Trust	732,503	758,789	793,508	844,557	876,321
Centennial Bank and Trust(1)	668,547	683,085	101,449	94,127	95,275
Morrill & Janes Bank and Trust Company	522,518	536,738	539,198	527,217	520,978
Illinois Bank & Trust	466,983	465,783	465,937	473,859	455,247
Premier Valley Bank	376,275	376,840	383,929	—	—
Arizona Bank & Trust	390,078	402,431	444,501	444,916	383,588
Rocky Mountain Bank	362,475	364,189	370,440	380,304	375,860
Minnesota Bank & Trust	144,009	137,412	134,137	128,700	127,172
Total Deposits
Dubuque Bank and Trust Company	$1,159,942	$1,144,470	$1,209,074	$1,120,999	$1,144,932
New Mexico Bank & Trust	1,062,410	1,066,076	1,085,052	1,047,358	891,003
Wisconsin Bank & Trust	911,915	921,071	974,001	904,803	985,804
Centennial Bank and Trust(1)	775,417	779,607	128,759	139,826	122,928
Morrill & Janes Bank and Trust Company	696,073	698,365	713,589	650,123	662,524
Illinois Bank & Trust	653,582	629,235	631,010	641,024	645,354
Premier Valley Bank	514,522	635,188	647,022	—	—
Arizona Bank & Trust	497,599	468,312	500,490	491,254	405,680
Rocky Mountain Bank	405,888	409,787	417,426	428,234	417,647
Minnesota Bank & Trust	207,228	200,343	194,373	163,291	172,547
Net Income (Loss)
Dubuque Bank and Trust Company	$4,475	$6,073	$3,587	$4,477	$7,416
New Mexico Bank & Trust	5,642	4,094	2,576	3,220	3,658
Wisconsin Bank & Trust	3,399	3,379	2,443	3,886	2,950
Centennial Bank and Trust(1)	256	824	62	(6)	(81)
Morrill & Janes Bank and Trust Company	2,133	2,525	1,096	2,024	1,566
Illinois Bank & Trust	2,397	2,027	574	1,877	1,309
Premier Valley Bank	1,695	1,960	1,008	—	—
Arizona Bank & Trust	2,121	1,841	968	1,254	998
Rocky Mountain Bank	1,484	1,064	1,506	1,471	1,196
Minnesota Bank & Trust	559	531	166	411	223

(1) Formerly known as Summit Bank & Trust.